                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02423

                         Van Kampen Corporate Bond Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/04

Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Corporate Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of August 31, 2004.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 8/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Credit Bond Index and the Lipper Corporate BBB-Rated Index from 8/31/94 through 8/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                  VAN KAMPEN CORPORATE        LIPPER CORPORATE BBB-      LEHMAN BROTHERS CREDIT
                                                        BOND FUND                  RATED INDEX                 BOND INDEX
                                                  --------------------        ---------------------      ----------------------
8/94                                                       9525                       10000                       10000
                                                           9367                        9862                        9814
12/94                                                      9382                        9853                        9856
                                                           9857                       10321                       10440
                                                          10581                       11043                       11216
                                                          10859                       11310                       11481
12/95                                                     11376                       11841                       12048
                                                          11009                       11599                       11737
                                                          11059                       11649                       11790
                                                          11242                       11906                       12026
12/96                                                     11678                       12343                       12444
                                                          11594                       12261                       12319
                                                          12100                       12772                       12826
                                                          12615                       13268                       13329
12/97                                                     12923                       13613                       13718
                                                          13163                       13851                       13927
                                                          13460                       14133                       14286
                                                          13604                       14308                       14804
12/98                                                     13860                       14428                       14894
                                                          13661                       14398                       14788
                                                          13339                       14230                       14556
                                                          13373                       14227                       14597
12/99                                                     13400                       14267                       14602
                                                          13554                       14533                       14811
                                                          13586                       14607                       14994
                                                          14002                       14980                       15454
12/00                                                     14450                       15386                       15973
                                                          14931                       15904                       16656
                                                          15059                       15978                       16833
                                                          15575                       16395                       17478
12/01                                                     15810                       16533                       17635
                                                          15568                       16483                       17587
                                                          15634                       16789                       18098
                                                          15851                       17196                       18909
12/02                                                     16345                       17722                       19491
                                                          16692                       18171                       19959
                                                          17472                       19048                       20918
                                                          17633                       19115                       20888
12/03                                                     17945                       19450                       20992
                                                          18339                       19936                       21678
                                                          17847                       19394                       20936
8/04                                                      18406                       19995                       21694

                                A SHARES               B SHARES               C SHARES
                             since 09/23/71         since 09/28/92         since 08/30/93
--------------------------------------------------------------------------------------------
                                        W/MAX                  W/MAX                  W/MAX
                                        4.75%                  4.00%                  1.00%
AVERAGE ANNUAL             W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS               CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception              7.94%       7.78%      5.97%       5.97%      5.08%       5.08%

10-year                      6.81        6.29       6.32        6.32       5.98        5.98

5-year                       6.81        5.76       6.00        5.76       6.00        6.00

1-year                       7.55        2.41       6.59        2.59       6.59        5.59
--------------------------------------------------------------------------------------------

30-Day SEC Yield                  3.98%                  3.45%                  3.45%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

Lehman Brothers Credit Bond Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. Lipper Corporate BBB-Rated Index is an index of funds with similar investment objectives as this fund. Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004

Van Kampen Corporate Bond Fund is managed by the Adviser's Taxable Fixed Income team. Members of the team include Sheila A. Finnerty, Managing Director of the Adviser; and Gordon W. Loery and David S. Horowitz, Executive Directors of the Adviser.(1)

MARKET CONDITIONS

During the 12 months under review, strong fundamentals such solid economic growth, increasing corporate earnings and manufacturing activity, and growing demand for higher-yielding securities worked in favor of the corporate bond market. In the early months of the reporting period, the economy was still quite sluggish and interest rates remained at near-record low levels. Investors searching for yield in this low-interest-rate environment favored corporate bonds for their relative yield advantage over Treasuries, which benefited all areas of the market, but particularly lower-rated bonds which had been the most beaten down in previous months.

Demand for longer-maturity bonds also grew during the period. Many issuers called back bonds that were issued when rates were significantly higher in order to refinance their debt at more attractive current rates. This left investors with cash to reinvest, which many chose to put into long-dated bonds for their higher yields.

In late 2003 and early 2004, the economic outlook began to brighten. Gross Domestic Product (GDP) growth, consumer spending and job growth began to rise, leading to greater consumer confidence and expectations of rising interest rates, which were ultimately realized when the Federal Reserve raised the federal funds rate a quarter point in June and again in August. This increase in short-term rates, coupled with the decline in long-term rates due to the demand for longer-maturity paper, led to a flattening of the yield curve.

The rebound in corporate-bond performance caused yield spreads (the difference in yield between corporate bonds and similar-maturity Treasury bonds) to contract significantly early in the period. This trend continued throughout the reporting period, but waned somewhat in the latter months as bonds become more fully valued. New issue supply also declined as improved corporate earnings diminished the need for companies to borrow money.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

For the 12-months ended August 31, 2004, the fund returned 7.55 percent (Class A shares unadjusted for sales charges), outperforming the Lehman Brothers Credit Bond Index but slightly underperforming the Lipper Corporate BBB Rated Index. (See table below.)

The fund's continued emphasis on BBB rated bonds--the lowest tier of the investment-grade market--contributed positively to performance given the fact that lower-rated bonds generally outperformed higher-rated issues during the reporting year. As of August 31, 2004, half of the fund's holdings fell within this credit-quality tier. We maintained the fund's moderate exposure to below investment-grade bonds at roughly 12 percent of total investments.

Given our expectations of an improving economic environment and rising interest rates, we kept the fund's duration (sensitivity to interest-rate changes) modestly lower than the benchmark indexes in an effort to reduce downside price risk. This strategy held the fund back somewhat in the first half of the reporting period when interest rates did not rise as soon as predicted. However, when rates did begin to climb in March through June, the fund's modest duration helped performance.

Another part of our interest-rate positioning strategy was to maintain the fund's relative underweight in the middle portion of the yield curve--securities with maturities of five-to-ten years--because we believed many bonds in this part of the curve were simply too expensive and would be the most vulnerable to rising interest rates. We overweighted the long end of the curve where we believed rates were most likely to decline, a strategy that helped boost returns as 30-year bond yields declined by roughly 30 basis points by the end of the reporting year.

We overweighted certain sectors that we believed offered the opportunity to capture better value as bond prices richened, such as insurance, health care, energy and forest products. The fund's positions in the energy and electric utilities sectors added to performance. Energy companies benefited from a stronger economy and firm pricing and the fund's holdings here included Amerada Hess and Kerr-McGee, two major oil and gas exploration and production companies. The fund's holdings in the electric utilities sector

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004

------------------------------------------------------------------------
                                        LEHMAN          LIPPER
                                       BROTHERS        CORPORATE
                                     CREDIT BOND       BBB RATED
      CLASS A   CLASS B   CLASS C       INDEX            INDEX

       7.55%     6.59%     6.59%        6.38%            7.82%
------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

included Cincinnati Gas and Electric, Arizona Public Services and Niagara Mohawk Power and Ohio Edison. We also increased the fund's allocation in the banking sector, though the fund's holdings here are still underweighted relative to the benchmarks. We found less value in the telecommunication, media and entertainment, and food and drug sectors and maintained an underweight in these sectors relative to the benchmarks. As always, we continued to emphasize a high level of diversification within the portfolio, with an average position size of approximately 1 percent.

We believe the fund's strong performance is the result of strong security and sector selection as well as the fund's relatively modest interest-rate positioning. Going forward, we anticipate that individual security selection will become increasingly more critical to performance as most highly rated corporate bonds now appear to be fully valued. As such, we anticipate that returns are likely to be driven primarily by bond coupons, with less contribution from capital appreciation.

RATINGS ALLOCATIONS AS OF 8/31/04
AAA/Aaa                                                               4.9%
AA/Aa                                                                 6.0
A/A                                                                  27.0
BBB/Baa                                                              50.2
BB/Ba                                                                10.5
B/B                                                                   1.4
SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 8/31/04
Electric                                                              8.0%
Automotive                                                            6.5
Banking                                                               5.4
Health Care                                                           5.1
Wireline Communications                                               4.9
Integrated Energy                                                     4.3
Paper                                                                 4.2
Noncaptive--Consumer Finance                                          4.0
Food/Beverage                                                         3.0
Property & Casualty                                                   3.0
Retail                                                                2.9
Media-Noncable                                                        2.7
Diversified Manufacturing                                             2.5
Gaming                                                                2.4
Lodging                                                               2.4
U.S. Government Agency Obligations                                    2.4
Natural Gas Pipelines                                                 2.0
Noncaptive--Diversified Finance                                       2.0
Brokerage                                                             1.9
Government Obligations                                                1.9
Aerospace & Defense                                                   1.7
Environmental Services                                                1.6
Media--Cable                                                          1.6
Entertainment                                                         1.2
Independent Energy                                                    1.1
Railroads                                                             1.1
Technology                                                            1.1
Supermarkets                                                          1.0
Metals                                                                0.9
Real Estate Investment Trusts                                         0.9
Chemicals                                                             0.8
Life Insurance                                                        0.8
Pharmaceuticals                                                       0.8
Tobacco                                                               0.8
Airlines                                                              0.6
Construction Machinery                                                0.6
Consumer Products                                                     0.6
Oil Field Services                                                    0.6
Transportation Services                                               0.4
Wireless Communications                                               0.4
Packaging                                                             0.3
Home Construction                                                     0.2
Refining                                                              0.2

                                                 (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 8/31/04
                                           (continued from previous page)
Textile                                                               0.2%
                                                                    -----
Total Long-Term Investments                                          91.0%
Short-Term Investments                                                7.5
Other Assets in Excess of Liabilities                                 1.5
                                                                    -----
Total Net Assets                                                    100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of long-term investments. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC,Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen open-end fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each month with a delay of approximately 15 days.

       You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelvemonth period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/04 - 8/31/04.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

                                              BEGINNING           ENDING          EXPENSES PAID
                                            ACCOUNT VALUE      ACCOUNT VALUE     DURING PERIOD*
                                          -------------------------------------------------------
                                               3/1/04             8/31/04        3/1/04-8/31/04
Class A
  Actual................................      $1,000.00          $1,010.90            $5.05
  Hypothetical..........................       1,000.00           1,020.14             5.08
  (5% annual return before expenses)
Class B
  Actual................................       1,000.00           1,005.58             8.87
  Hypothetical..........................       1,000.00           1,016.34             8.92
  (5% annual return before expenses)
Class C
  Actual................................       1,000.00           1,005.58             8.72
  Hypothetical..........................       1,000.00           1,016.44             8.77
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.76%, and 1.73% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CORPORATE BONDS  85.0%
          AEROSPACE & DEFENSE  1.7%
$  785    Lockheed Martin Corp. .....................        7.700%  06/15/08   $    897,748
 1,000    Lockheed Martin Corp. .....................        8.200   12/01/09      1,194,988
 2,020    Northrop Grumman Corp. ....................        7.125   02/15/11      2,325,466
 2,070    Raytheon Co. ..............................        4.500   11/15/07      2,144,025
 1,960    Raytheon Co. ..............................        8.300   03/01/10      2,349,113
   275    Raytheon Co. ..............................        4.850   01/15/11        282,741
                                                                                ------------
                                                                                   9,194,081
                                                                                ------------
          AUTOMOTIVE  6.5%
 1,035    AutoNation, Inc. ..........................        9.000   08/01/08      1,187,662
 1,945    DaimlerChrysler NA Holding Corp. ..........        7.300   01/15/12      2,200,668
 2,915    DaimlerChrysler NA Holding Corp. ..........        8.500   01/18/31      3,566,351
   375    Ford Motor Co. ............................        7.450   07/16/31        368,757
   555    Ford Motor Credit Co. .....................        7.375   10/28/09        608,102
 9,015    Ford Motor Credit Co. .....................        7.250   10/25/11      9,727,230
 1,380    General Motors Acceptance Corp. ...........        4.500   07/15/06      1,409,416
 8,515    General Motors Acceptance Corp. ...........        6.875   09/15/11      8,927,186
 7,450    General Motors Acceptance Corp. ...........        8.000   11/01/31      7,740,893
                                                                                ------------
                                                                                  35,736,265
                                                                                ------------
          BANKING  5.4%
 5,120    Bank of America Corp. .....................        3.375   02/17/09      5,049,523
 1,945    Citigroup, Inc. ...........................        6.000   02/21/12      2,138,150
 3,820    Citigroup, Inc. ...........................        5.625   08/27/12      4,083,240
   160    Citigroup, Inc. ...........................        6.625   06/15/32        174,688
 5,355    JPMorgan Chase & Co. ......................        6.750   02/01/11      5,993,948
   905    MBNA America Bank NA.......................        7.125   11/15/12      1,030,697
 4,030    MBNA Corp. ................................        6.125   03/01/13      4,313,317
 3,100    Wachovia Corp. ............................        3.625   02/17/09      3,084,822
 1,690    Washington Mutual Bank FA..................        5.500   01/15/13      1,753,524
 1,710    Washington Mutual, Inc. ...................        8.250   04/01/10      2,031,649
                                                                                ------------
                                                                                  29,653,558
                                                                                ------------
          BROKERAGE  1.3%
 2,930    Goldman Sachs Group, Inc. .................        6.875   01/15/11      3,311,586
   380    Goldman Sachs Group, Inc. .................        6.600   01/15/12        424,293
 1,115    Goldman Sachs Group, Inc. .................        5.250   10/15/13      1,134,653
 2,000    Lehman Brothers Holdings, Inc. ............        8.500   05/01/07      2,275,554
                                                                                ------------
                                                                                   7,146,086
                                                                                ------------
          CHEMICALS  0.8%
   120    FMC Corp. .................................       10.250   11/01/09        140,250
 1,420    ICI Wilmington, Inc. ......................        4.375   12/01/08      1,432,513
 2,835    Sealed Air Corp., 144A--Private Placement
          (a)........................................        5.625   07/15/13      2,908,390
                                                                                ------------
                                                                                   4,481,153
                                                                                ------------
          CONSTRUCTION MACHINERY  0.6%
 3,115    Kennametal, Inc. ..........................        7.200   06/15/12      3,394,646
                                                                                ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          CONSUMER PRODUCTS  0.6%
$3,115    Xerox Corp. ...............................        7.125%  06/15/10   $  3,317,475
                                                                                ------------

          DIVERSIFIED MANUFACTURING  2.5%
 2,260    Cooper Industries, Inc. ...................        5.250   07/01/07      2,382,673
   540    Honeywell International, Inc. .............        7.500   03/01/10        629,955
 4,370    Honeywell International, Inc. .............        6.125   11/01/11      4,809,561
 1,450    Hutchison Whampoa International Ltd.,
          144A--Private Placement (Cayman Islands)
          (a)........................................        5.450   11/24/10      1,493,246
 1,890    Hutchison Whampoa International Ltd.,
          144A--Private Placement (Cayman Islands)
          (a)........................................        6.500   02/13/13      1,998,448
   475    Tyco International Group SA (Luxembourg)...        5.800   08/01/06        499,359
   255    Tyco International Group SA (Luxembourg)...        6.750   02/15/11        285,341
 1,275    Tyco International Group SA (Luxembourg)...        6.375   10/15/11      1,398,809
                                                                                ------------
                                                                                  13,497,392
                                                                                ------------
          ELECTRIC  8.0%
 1,595    Appalachian Power Co., Ser H...............        5.950   05/15/33      1,560,696
 3,145    Arizona Public Service Co. ................        5.800   06/30/14      3,300,574
   825    Centerpoint Energy.........................        7.750   02/15/11        957,563
 1,140    Cincinnati Gas & Electric Co. .............        5.700   09/15/12      1,206,069
   910    Cincinnati Gas & Electric Co., Ser A.......        5.400   06/15/33        828,692
 1,030    Cincinnati Gas & Electric Co., Ser B.......        5.375   06/15/33        934,483
 1,705    Columbus Southern Power Co., Ser D.........        6.600   03/01/33      1,841,647
 1,495    Detroit Edison Co. ........................        6.125   10/01/10      1,636,914
 1,640    Duquesne Light Co., Ser O..................        6.700   04/15/12      1,844,400
 1,580    Entergy Gulf States, Inc. .................        3.600   06/01/08      1,563,476
 3,835    Exelon Corp. ..............................        6.750   05/01/11      4,281,954
 1,930    FirstEnergy Corp., Ser B...................        6.450   11/15/11      2,091,109
   560    Indianapolis Power & Light Co.,
          144A--Private Placement (a)................        6.300   07/01/13        596,952
 1,245    Monongahela Power Co. .....................        5.000   10/01/06      1,283,121
   910    Nevada Power Co. ..........................        9.000   08/15/13      1,023,750
 2,457    Niagara Mohawk Power Corp., Ser F..........        7.625   10/01/05      2,574,195
 1,450    Nisource Finance Corp. ....................        7.625   11/15/05      1,534,413
 2,775    Ohio Edison Co. ...........................        5.450   05/01/15      2,796,884
   745    Ohio Power Co., Ser G......................        6.600   02/15/33        806,791
 2,975    Pacific Gas & Electric Co. ................        6.050   03/01/34      2,995,852
   590    PSEG Energy Holdings.......................        7.750   04/16/07        629,825
 1,400    PSEG Energy Holdings.......................        8.625   02/15/08      1,540,000
   440    Southern CA Edison Co. ....................        5.000   01/15/14        448,180
   845    Texas-New Mexico Power Co. ................        6.250   01/15/09        894,569
   590    TXU Corp., Ser J...........................        6.375   06/15/06        626,240
 1,790    TXU Energy Co. ............................        7.000   03/15/13      2,009,606
 1,835    Westar Energy, Inc. .......................        6.000   07/01/14      1,956,730
   140    Wisconsin Electric Power...................        5.625   05/15/33        138,727
                                                                                ------------
                                                                                  43,903,412
                                                                                ------------

See Notes to Financial Statements                                             11

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          ENTERTAINMENT  1.2%
$  400    Time Warner, Inc. .........................        6.875%  05/01/12   $    445,840
   650    Time Warner, Inc. .........................        6.625   05/15/29        664,770
 3,090    Time Warner, Inc. .........................        7.625   04/15/31      3,536,088
 1,725    Time Warner, Inc. .........................        7.700   05/01/32      1,994,133
                                                                                ------------
                                                                                   6,640,831
                                                                                ------------
          ENVIRONMENTAL SERVICES  1.6%
   535    Allied Waste North America, Inc. ..........        6.500   11/15/10        537,675
   810    Allied Waste North America, Inc., Ser B....        8.500   12/01/08        893,025
 1,185    Republic Services, Inc. ...................        6.750   08/15/11      1,330,874
 1,220    Waste Management, Inc. ....................        7.000   10/15/06      1,316,395
 1,745    Waste Management, Inc. ....................        7.375   08/01/10      2,010,092
 2,600    Waste Management, Inc. ....................        7.000   07/15/28      2,851,917
                                                                                ------------
                                                                                   8,939,978
                                                                                ------------
          FOOD/BEVERAGE  3.0%
 2,000    ConAgra Foods, Inc. .......................        7.500   09/15/05      2,093,878
 5,025    Kraft Foods, Inc. .........................        5.625   11/01/11      5,327,379
 1,015    Kraft Foods, Inc. .........................        6.250   06/01/12      1,111,034
 2,200    Miller Brewing Co., 144A--Private Placement
          (a)........................................        4.250   08/15/08      2,240,143
   295    Smithfield Foods, Inc. ....................        7.750   05/15/13        315,650
   310    Smithfield Foods, Inc., 144A--Private
          Placement (a)..............................        7.000   08/01/11        322,400
 2,970    Smithfield Foods, Inc., Ser B..............        8.000   10/15/09      3,244,725
 1,705    YUM! Brands, Inc. .........................        8.875   04/15/11      2,114,515
                                                                                ------------
                                                                                  16,769,724
                                                                                ------------
          GAMING  2.4%
 1,555    Harrahs Operating Co., 144A--Private
          Placement (a)..............................        5.500   07/01/10      1,594,175
 3,620    Harrahs Operating Co., Inc. ...............        8.000   02/01/11      4,168,705
 2,840    MGM Mirage, Inc. ..........................        8.500   09/15/10      3,209,200
 1,110    MGM Mirage, Inc., 144A--Private Placement
          (a)........................................        6.750   09/01/12      1,137,750
 1,385    Park Place Entertainment Corp. ............        7.500   09/01/09      1,540,813
 1,615    Station Casinos, Inc. .....................        6.000   04/01/12      1,627,113
                                                                                ------------
                                                                                  13,277,756
                                                                                ------------
          HEALTHCARE  5.1%
 4,835    Aetna, Inc. ...............................        7.375   03/01/06      5,160,560
   925    Aetna, Inc. ...............................        7.875   03/01/11      1,091,211
 1,085    AmerisourceBergen Corp. ...................        8.125   09/01/08      1,196,213
 4,420    Anthem Insurance Cos., Inc., 144A--Private
          Placement (a)..............................        9.125   04/01/10      5,488,981
 1,055    Fisher Scientific International,
          144A--Private Placement (a)................        6.750   08/15/14      1,094,563
 2,055    HCA, Inc. .................................        6.300   10/01/12      2,133,141
   365    HCA, Inc. .................................        9.000   12/15/14        444,139

 12                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          HEALTHCARE (CONTINUED)
$1,010    HCA, Inc. .................................        7.190%  11/15/15   $  1,091,873
 4,270    Health Net, Inc. (b).......................  8.375/9.875   04/15/11      5,131,912
 1,435    Tenet Healthcare Corp. ....................        7.375   02/01/13      1,334,550
 2,370    Tenet Healthcare Corp. ....................        6.875   11/15/31      1,884,150
 1,840    UnitedHealth Group, Inc. ..................        5.200   01/17/07      1,932,011
                                                                                ------------
                                                                                  27,983,304
                                                                                ------------
          HOME CONSTRUCTION  0.2%
 1,260    D.R. Horton, Inc. .........................        6.875   05/01/13      1,360,800
                                                                                ------------

          INDEPENDENT ENERGY  1.1%
   540    Kerr-McGee Corp. ..........................        5.875   09/15/06        568,244
 1,125    Kerr-McGee Corp. ..........................        6.625   10/15/07      1,223,184
   945    Kerr-McGee Corp. ..........................        6.875   09/15/11      1,052,548
 2,625    Kerr-McGee Corp. ..........................        7.875   09/15/31      3,061,055
                                                                                ------------
                                                                                   5,905,031
                                                                                ------------
          INTEGRATED ENERGY  4.3%
 4,520    Amerada Hess Corp. ........................        7.875   10/01/29      5,169,547
 1,870    Conoco Funding Co. (Canada)................        6.350   10/15/11      2,089,441
   475    Consumers Energy Co., Ser B................        5.375   04/15/13        486,283
 1,880    Consumers Energy Co., Ser F................        4.000   05/15/10      1,836,980
   510    Consumers Energy Co., Ser H................        4.800   02/17/09        526,659
 1,175    Marathon Oil Corp. ........................        5.375   06/01/07      1,238,274
 3,410    Pemex Project Funding Master Trust.........        8.000   11/15/11      3,895,925
 2,860    Pemex Project Funding Master Trust.........        7.375   12/15/14      3,143,140
 1,035    Pemex Project Funding Master Trust.........        8.625   02/01/22      1,182,488
   995    Pemex Project, Inc. .......................        9.125   10/13/10      1,193,503
   150    Petro-Canada (Canada)......................        4.000   07/15/13        139,855
 1,905    Petro-Canada (Canada)......................        5.350   07/15/33      1,714,576
   650    Trans Continental Gas Pipe Line Corp., Ser
          B..........................................        8.875   07/15/12        791,375
                                                                                ------------
                                                                                  23,408,046
                                                                                ------------
          LIFE INSURANCE  0.8%
   190    Metlife, Inc. .............................        6.125   12/01/11        207,695
   920    Nationwide Financial Services, Inc. .......        6.250   11/15/11      1,011,528
 1,000    Prudential Hldgs, LLC, Ser B, 144A--Private
          Placement (a)..............................        7.245   12/18/23      1,172,809
 1,755    Prudential Hldgs, LLC, Ser C, 144A--Private
          Placement (a)..............................        8.695   12/18/23      2,223,825
                                                                                ------------
                                                                                   4,615,857
                                                                                ------------
          LODGING  2.4%
 3,880    Hilton Hotels Corp. .......................        7.625   12/01/12      4,452,300
 2,360    Hyatt Equities, LLC, 144A--Private
          Placement (a)..............................        6.875   06/15/07      2,532,735
 1,080    Marriott International, Ser D..............        8.125   04/01/05      1,114,312
 1,085    Marriott International, Ser E..............        7.000   01/15/08      1,191,981

See Notes to Financial Statements                                             13

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          LODGING (CONTINUED)
$1,005    Starwood Hotels & Resorts Worldwide,
          Inc. ......................................        7.375%  05/01/07   $  1,080,375
 2,610    Starwood Hotels & Resorts Worldwide,
          Inc. ......................................        7.875   05/01/12      2,936,250
                                                                                ------------
                                                                                  13,307,953
                                                                                ------------
          MEDIA-CABLE  1.6%
 1,805    Comcast Cable Communications, Inc. ........        8.375   05/01/07      2,030,468
 2,070    Comcast Cable Communications, Inc. ........        6.750   01/30/11      2,294,990
   240    Comcast Cable Communications, Inc. ........        7.125   06/15/13        271,297
 1,755    Comcast Corp. .............................        6.500   01/15/15      1,893,417
 2,095    Echostar DBS Corp. ........................        6.375   10/01/11      2,110,713
                                                                                ------------
                                                                                   8,600,885
                                                                                ------------
          MEDIA-NONCABLE  2.7%
 2,500    Clear Channel Communications, Inc. ........        7.250   10/15/27      2,732,290
 3,000    News America Hldg, Inc. ...................        8.875   04/26/23      3,882,357
   510    News America, Inc. ........................        7.125   04/08/28        565,390
 2,135    News America, Inc. ........................        7.300   04/30/28      2,416,002
 1,650    News America, Inc. ........................        7.280   06/30/28      1,861,913
 3,150    WPP Finance Corp., 144A--Private Placement
          (United Kingdom) (a).......................        5.875   06/15/14      3,232,221
                                                                                ------------
                                                                                  14,690,173
                                                                                ------------
          METALS  0.9%
 1,615    Inco Ltd. (Canada).........................        7.750   05/15/12      1,890,653
 2,880    Inco Ltd. (Canada).........................        7.200   09/15/32      3,212,876
                                                                                ------------
                                                                                   5,103,529
                                                                                ------------
          NATURAL GAS PIPELINES  1.5%
   735    Consolidated Natural Gas Co., Ser A........        5.000   03/01/14        733,294
 2,050    Consolidated Natural Gas Co., Ser C........        6.250   11/01/11      2,241,033
 1,735    Gulfterra Energy Partners LP, Ser B........        6.250   06/01/10      1,919,344
   982    Gulfterra Energy Partners LP, Ser B........        8.500   06/01/10      1,152,623
   490    Northwest Pipeline Corp. ..................        8.125   03/01/10        554,313
 1,470    Texas Eastern Transmission Corp. ..........        7.000   07/15/32      1,653,596
                                                                                ------------
                                                                                   8,254,203
                                                                                ------------
          NONCAPTIVE-CONSUMER FINANCE  4.0%
 4,660    American Express Co. ......................        5.500   09/12/06      4,904,981
 4,500    American General Finance Corp. ............        4.625   09/01/10      4,558,640
 5,220    Countrywide Home Loans, Inc. ..............        3.250   05/21/08      5,141,079
 1,000    Household Finance Corp. ...................        7.875   03/01/07      1,113,682
 4,040    Household Finance Corp. ...................        6.750   05/15/11      4,544,842
 1,980    Newcourt Credit Group, Ser B (Canada)......        6.875   02/16/05      2,022,847
                                                                                ------------
                                                                                  22,286,071
                                                                                ------------
          NONCAPTIVE-DIVERSIFIED FINANCE  2.0%
 1,165    CIT Group, Inc. ...........................        7.375   04/02/07      1,285,504
 3,845    General Electric Capital Corp. ............        6.750   03/15/32      4,381,935
 2,000    Heller Financial, Inc. ....................        6.375   03/15/06      2,112,392

 14                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NONCAPTIVE-DIVERSIFIED FINANCE (CONTINUED)
$  800    Household Finance Corp. ...................        4.125%  12/15/08   $    810,391
 2,500    International Lease Finance Corp. .........        8.375   12/15/04      2,546,663
                                                                                ------------
                                                                                  11,136,885
                                                                                ------------
          OIL FIELD SERVICES  0.6%
 2,140    Nexen, Inc. (Canada).......................        5.050   11/20/13      2,131,889
   645    Panhandle Eastern Pipe Line Co. ...........        2.750   03/15/07        629,214
   345    Plains E&P Co., 144A--Private Placement
          (a)........................................        7.125   06/15/14        367,425
                                                                                ------------
                                                                                   3,128,528
                                                                                ------------
          PACKAGING  0.3%
 1,455    Packaging Corp. of America.................        5.750   08/01/13      1,495,228
                                                                                ------------

          PAPER  4.2%
 3,430    Abitibi-Consolidated, Inc. (Canada)........        8.550   08/01/10      3,704,400
 2,490    Abitibi-Consolidated, Inc. (Canada)........        8.850   08/01/30      2,483,775
 6,010    Bowater Canada Finance (Canada)............        7.950   11/15/11      6,400,848
 2,025    International Paper Co. ...................        4.250   01/15/09      2,038,960
 1,915    Sappi Papier Hldg AG, 144A--Private
          Placement (Austria) (a)....................        6.750   06/15/12      2,087,342
 1,100    Weyerhaeuser Co. ..........................        6.000   08/01/06      1,160,676
 4,700    Weyerhaeuser Co. ..........................        6.750   03/15/12      5,266,773
                                                                                ------------
                                                                                  23,142,774
                                                                                ------------
          PHARMACEUTICALS  0.8%
 2,000    Abbott Laboratories........................        5.625   07/01/06      2,104,754
 2,000    Eli Lilly & Co. ...........................        5.500   07/15/06      2,101,856
                                                                                ------------
                                                                                   4,206,610
                                                                                ------------
          PROPERTY & CASUALTY  3.0%
 2,725    AIG Sunamerica Global Financial,
          144A--Private Placement (a)................        6.300   05/10/11      3,007,610
 4,480    Farmers Exchange Capital, 144A--Private
          Placement (a)..............................        7.050   07/15/28      4,565,559
 2,721    Farmers Insurance Exchange Surplus,
          144A--Private Placement (a)................        8.625   05/01/24      3,221,903
   575    Hartford Financial Services Group..........        2.375   06/01/06        570,039
 4,240    Mantis Reef Ltd., 144A--Private Placement
          (Australia) (a)............................        4.692   11/14/08      4,296,138
   845    Nationwide Mutual Insurance Co.,
          144A--Private Placement (a)................        8.250   12/01/31      1,044,581
                                                                                ------------
                                                                                  16,705,830
                                                                                ------------
          RAILROADS  1.1%
 1,500    CSX Corp. .................................        6.750   03/15/11      1,663,052
 4,000    Union Pacific Corp. .......................        8.350   05/01/25      4,319,160
                                                                                ------------
                                                                                   5,982,212
                                                                                ------------
          REAL ESTATE INVESTMENT TRUSTS  0.9%
   525    EOP Operating LP...........................        4.750   03/15/14        502,366
   411    Istar Financial, Inc. .....................        8.750   08/15/08        472,140

See Notes to Financial Statements                                             15

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
$1,945    Reckson Operating Partnership..............        5.150%  01/15/11   $  1,945,969
 1,345    Rouse Co. .................................        3.625   03/15/09      1,257,923
   545    Rouse Co. .................................        5.375   11/26/13        513,517
                                                                                ------------
                                                                                   4,691,915
                                                                                ------------
          REFINING  0.2%
   895    Ashland, Inc. .............................        7.830   08/15/05        933,032
   250    Vintage Petroleum, Inc. ...................        7.875   05/15/11        262,500
                                                                                ------------
                                                                                   1,195,532
                                                                                ------------
          RETAIL  2.9%
   465    CVS Corp. .................................        5.625   03/15/06        485,923
   800    CVS Corp. .................................        3.875   11/01/07        812,821
 2,000    Federated Department Stores, Inc. .........        6.625   09/01/08      2,198,622
 1,500    Federated Department Stores, Inc. .........        6.300   04/01/09      1,638,041
   325    Federated Department Stores, Inc. .........        6.900   04/01/29        355,449
   870    Lowe's Companies, Inc. ....................        6.875   02/15/28        998,981
 1,710    Lowe's Companies, Inc. ....................        6.500   03/15/29      1,885,885
 2,970    May Department Stores Co. .................        5.950   11/01/08      3,172,180
   620    May Department Stores Co. .................        6.700   09/15/28        646,906
 1,904    May Department Stores Co. .................        7.875   03/01/30      2,268,353
   295    May Department Stores Co. .................        6.900   01/15/32        311,978
   365    Toys R US, Inc. ...........................        7.875   04/15/13        362,719
 1,025    Toys R US, Inc. ...........................        7.375   10/15/18        940,438
                                                                                ------------
                                                                                  16,078,296
                                                                                ------------
          SUPERMARKETS  1.0%
 1,845    Albertson's, Inc. .........................        7.500   02/15/11      2,141,004
 2,810    Kroger Co. ................................        7.500   04/01/31      3,264,329
                                                                                ------------
                                                                                   5,405,333
                                                                                ------------
          TECHNOLOGY  1.1%
 1,240    Electronic Data Systems Corp. .............        7.125   10/15/09      1,323,472
 1,675    Electronic Data Systems Corp., Ser B.......        6.500   08/01/13      1,660,283
 1,437    Iron Mountain, Inc. .......................        7.750   01/15/15      1,501,665
   685    Iron Mountain, Inc. .......................        6.625   01/01/16        647,325
   680    Xerox Corp. ...............................        6.875   08/15/11        707,200
                                                                                ------------
                                                                                   5,839,945
                                                                                ------------
          TEXTILE  0.2%
 1,160    Mohawk Industries, Inc., Ser D.............        7.200   04/15/12      1,336,160
                                                                                ------------

          TOBACCO  0.8%
 2,165    Altria Group, Inc. ........................        7.000   11/04/13      2,286,004
 1,970    Altria Group, Inc. ........................        7.750   01/15/27      2,088,728
                                                                                ------------
                                                                                   4,374,732
                                                                                ------------
          TRANSPORTATION SERVICES  0.4%
 2,300    Fedex Corp. ...............................        2.650   04/01/07      2,270,887
                                                                                ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          WIRELESS COMMUNICATIONS  0.4%
$1,690    AT&T Wireless Services, Inc. ..............        7.875%  03/01/11   $  1,994,475
   125    AT&T Wireless Services, Inc. ..............        8.750   03/01/31        162,269
                                                                                ------------
                                                                                   2,156,744
                                                                                ------------
          WIRELINE COMMUNICATIONS  4.9%
 2,355    AT&T Corp. (b).............................  8.750/9.750   11/15/31      2,484,525
 3,400    Deutsche Telekom International Finance BV
          (Netherlands)..............................        8.750   06/15/30      4,371,230
 1,595    France Telecom SA (Variable Rate Coupon)
          (France)...................................        9.500   03/01/31      2,105,749
 1,500    Sprint Capital Corp. ......................        7.125   01/30/06      1,590,423
 1,000    Sprint Capital Corp. ......................        6.125   11/15/08      1,083,267
   400    Sprint Capital Corp. ......................        8.750   03/15/32        507,934
 1,900    Telecom Italia Capital, 144A--Private
          Placement (Luxembourg) (a).................        4.000   11/15/08      1,909,988
 1,000    Verizon Communications, Inc. ..............        7.510   04/01/09      1,138,196
 5,570    Verizon Communications, Inc.                       6.940   04/15/28      5,933,977
 4,640    Verizon Global Funding Corp. ..............        7.750   12/01/30      5,511,759
   265    Verizon New England, Inc. .................        6.500   09/15/11        291,600
                                                                                ------------
                                                                                  26,928,648
                                                                                ------------
TOTAL CORPORATE BONDS  85.0%.................................................    467,544,468
                                                                                ------------

          MORTGAGE BACKED SECURITIES  0.6%
 2,190    World Financial Property, 144A--Private
          Placement (a)..............................        6.910   09/01/13      2,446,881
   881    World Financial Property, 144A--Private
          Placement (a)..............................        6.950   09/01/13        986,852
                                                                                ------------
TOTAL MORTGAGE BACKED SECURITIES.............................................      3,433,733
                                                                                ------------

          GOVERNMENT OBLIGATIONS  4.4%
 2,000    United Mexican States (Mexico).............       10.375   02/17/09      2,486,000
 2,665    United Mexican States (Mexico).............        8.375   01/14/11      3,143,367
   560    United Mexican States (Mexico).............        8.000   09/24/22        632,800
 3,405    United Mexican States (Mexico).............        8.300   08/15/31      3,912,345
 6,113    United States Treasury Bonds (STRIPS)
          (c)........................................        0.000   02/15/25      6,875,404
 6,607    United States Treasury Bonds (STRIPS)
          (c)........................................        0.000   05/15/25      7,052,262
                                                                                ------------
TOTAL GOVERNMENT OBLIGATIONS.................................................     24,102,178
                                                                                ------------

          ASSET BACKED SECURITIES  1.0%
 1,029    Continental Airlines, Inc. ................        6.545   08/02/20        973,337
   170    Continental Airlines, Inc. ................        6.648   03/15/19        159,170

See Notes to Financial Statements                                             17

VAN KAMPEN CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          ASSET BACKED SECURITIES (CONTINUED)
$1,991    Continental Airlines, Inc. ................        6.900%  01/02/18   $  1,897,634
 2,115    Ras Laffan Liquefied Natural Gas Co. Ltd.,
          144A--Private Placement (Qatar) (a)........        8.294   03/15/14      2,499,613
                                                                                ------------
TOTAL ASSET BACKED SECURITIES................................................      5,529,754
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  91.0%
  (Cost $474,877,558)........................................................    500,610,133
                                                                                ------------
SHORT-TERM INVESTMENTS  7.5%
REPURCHASE AGREEMENT  7.0%
          Bank of America Securities LLC ($38,544,000 par collateralized by
          U.S. Government obligations in a pooled cash account, interest rate
          of 1.53%, dated 08/31/04, to be sold on 09/01/04 at $38,545,638)...     38,544,000
                                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.5%
          United States Treasury Bills ($1,500,000 par, yielding 1.684%,
          01/13/05 maturity) (d).............................................      1,490,598
          United States Treasury Bills ($900,000 par, yielding 1.418%,
          09/23/04 maturity) (d).............................................        899,220
                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.....................................      2,389,818
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $40,934,276).........................................................     40,933,818
                                                                                ------------
TOTAL INVESTMENTS  98.5%
  (Cost $515,811,834)........................................................    541,543,951
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%..................................      8,299,018
                                                                                ------------

NET ASSETS 100.0%............................................................   $549,842,969
                                                                                ============

    Percentages are calculated as a percentage of net assets.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Interest only strip.

(d) All or a portion of these securities have been physically segregated in connection with open futures contracts.

 18                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2004

ASSETS:
Total Investments (Cost $515,811,834).......................  $541,543,951
Receivables:
  Interest..................................................     8,736,722
  Fund Shares Sold..........................................     1,262,289
  Investments Sold..........................................     1,111,788
Other.......................................................       118,184
                                                              ------------
    Total Assets............................................   552,772,934
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     1,293,651
  Distributor and Affiliates................................       486,115
  Variation Margin on Futures...............................       367,682
  Income Distributions......................................       258,354
  Investment Advisory Fee...................................       191,888
  Custodian Bank............................................         1,373
Trustees' Deferred Compensation and Retirement Plans........       169,952
Accrued Expenses............................................       160,950
                                                              ------------
    Total Liabilities.......................................     2,929,965
                                                              ------------
NET ASSETS..................................................  $549,842,969
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $546,029,917
Net Unrealized Appreciation.................................    24,131,475
Accumulated Undistributed Net Investment Income.............    (2,623,226)
Accumulated Net Realized Loss...............................   (17,695,197)
                                                              ------------
NET ASSETS..................................................  $549,842,969
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $394,675,155 and 58,737,812 shares of
    beneficial interest issued and outstanding).............  $       6.72
    Maximum sales charge (4.75%* of offering price).........           .34
                                                              ------------
    Maximum offering price to public........................  $       7.06
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $126,520,247 and 18,873,003 shares of
    beneficial interest issued and outstanding).............  $       6.70
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,647,567 and 4,272,285 shares of
    beneficial interest issued and outstanding).............  $       6.71
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             19

VAN KAMPEN CORPORATE BOND FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended August 31, 2004

INVESTMENT INCOME:
Interest....................................................  $29,900,464
Other.......................................................        6,975
                                                              -----------
    Total Income............................................   29,907,439
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $869,571, $1,345,223 and $289,881,
  respectively).............................................    2,504,675
Investment Advisory Fee.....................................    2,184,337
Shareholder Services........................................    1,161,142
Custody.....................................................       66,425
Trustees' Fees and Related Expenses.........................       34,230
Legal.......................................................       20,562
Other.......................................................      361,249
                                                              -----------
    Total Expenses..........................................    6,332,620
    Less Credits Earned on Cash Balances....................       14,301
                                                              -----------
    Net Expenses............................................    6,318,319
                                                              -----------
NET INVESTMENT INCOME.......................................  $23,589,120
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 7,407,742
  Futures...................................................        1,610
                                                              -----------
Net Realized Gain...........................................    7,409,352
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,889,383
                                                              -----------
  End of the Period:
    Investments.............................................   25,732,117
    Futures.................................................   (1,600,642)
                                                              -----------
                                                               24,131,475
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,242,092
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,651,444
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $35,240,564
                                                              ===========

 20                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE           FOR THE
                                                              YEAR ENDED        YEAR ENDED
                                                            AUGUST 31, 2004   AUGUST 31, 2003
                                                            ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................   $  23,589,120     $  20,558,844
Net Realized Gain/Loss....................................       7,409,352          (470,540)
Net Unrealized Appreciation During the Period.............       4,242,092        15,474,182
                                                             -------------     -------------
Change in Net Assets from Operations......................      35,240,564        35,562,486
                                                             -------------     -------------

Distributions from Net Investment Income:
  Class A Shares..........................................     (18,155,899)      (16,543,987)
  Class B Shares..........................................      (5,932,410)       (6,542,723)
  Class C Shares..........................................      (1,295,039)       (1,386,369)
                                                             -------------     -------------
                                                               (25,383,348)      (24,473,079)
                                                             -------------     -------------

Return of Capital Distribution:
  Class A Shares..........................................        (148,842)              -0-
  Class B Shares..........................................         (45,956)              -0-
  Class C Shares..........................................         (10,002)              -0-
                                                             -------------     -------------
                                                                  (204,800)              -0-
                                                             -------------     -------------
Total Distributions.......................................     (25,588,148)      (24,473,079)
                                                             -------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......       9,652,416        11,089,407
                                                             -------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     213,332,113       295,935,507
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................      21,916,096        20,028,626
Cost of Shares Repurchased................................    (178,594,538)     (225,767,690)
                                                             -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........      56,653,671        90,196,443
                                                             -------------     -------------
TOTAL INCREASE IN NET ASSETS..............................      66,306,087       101,285,850
NET ASSETS:
Beginning of the Period...................................     483,536,882       382,251,032
                                                             -------------     -------------
End of the Period (Including accumulated undistributed net
  investment income of ($2,623,226) and ($1,337,620),
  respectively)...........................................   $ 549,842,969     $ 483,536,882
                                                             =============     =============

See Notes to Financial Statements                                             21

VAN KAMPEN CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED AUGUST 31,
              CLASS A SHARES                 ----------------------------------------------------
                                              2004        2003       2002 (c)     2001      2000
                                             ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 6.58      $ 6.39       $ 6.75     $ 6.43    $ 6.53
                                             ------      ------       ------     ------    ------
  Net Investment Income....................     .33         .33(a)       .37        .41       .43(a)
  Net Realized and Unrealized Gain/Loss....     .16         .25         (.33)       .33      (.12)
                                             ------      ------       ------     ------    ------
Total from Investment Operations...........     .49         .58          .04        .74       .31
Less Distributions from Net Investment
  Income...................................     .35         .39          .40        .42       .41
  Return of Capital Distributions..........     -0-(d)      -0-          -0-        -0-       -0-
                                             ------      ------       ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD.........  $ 6.72      $ 6.58       $ 6.39     $ 6.75    $ 6.43
                                             ======      ======       ======     ======    ======

Total Return (b)...........................   7.55%       9.20%        0.54%     12.10%     5.01%
Net Assets at End of the Period (In
  millions)................................  $394.7      $318.4       $246.5     $221.4    $167.7
Ratio of Expenses to Average Net Assets....    .98%       1.01%        1.03%      1.07%     1.15%
Ratio of Net Investment Income to Average
  Net Assets...............................   4.80%       4.98%        5.48%      6.56%     6.80%
Portfolio Turnover.........................     38%         46%          82%       112%       94%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 4% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 6.00% to 5.48%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

(d) Amount is less than $.01.

 22                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED AUGUST 31,
CLASS B SHARES                               ---------------------------------------------------
                                              2004        2003       2002 (c)     2001     2000
                                             ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 6.57      $ 6.38       $ 6.74     $ 6.42    $6.51
                                             ------      ------       ------     ------    -----
  Net Investment Income....................     .26         .28(a)       .32        .37      .39(a)
  Net Realized and Unrealized Gain/Loss....     .16         .25         (.33)       .32     (.12)
                                             ------      ------       ------     ------    -----
Total from Investment Operations...........     .42         .53         (.01)       .69      .27
Less Distributions from Net Investment
  Income...................................     .29         .34          .35        .37      .36
  Return of Capital Distributions..........     -0-(d)      -0-          -0-        -0-      -0-
                                             ------      ------       ------     ------    -----
NET ASSET VALUE, END OF THE PERIOD.........  $ 6.70      $ 6.57       $ 6.38     $ 6.74    $6.42
                                             ======      ======       ======     ======    =====

Total Return (b)...........................   6.59%       8.38%       -0.22%     11.28%    4.34%
Net Assets at End of the Period (In
  millions)................................  $126.5      $135.6       $112.3     $ 93.8    $54.5
Ratio of Expenses to Average Net Assets....   1.75%       1.77%        1.78%      1.82%    1.92%
Ratio of Net Investment Income to Average
  Net Assets...............................   4.06%       4.23%        4.73%      5.81%    6.03%
Portfolio Turnover.........................     38%         46%          82%       112%      94%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

(d) Amount is less than $.01.

See Notes to Financial Statements                                             23

VAN KAMPEN CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR ENDED AUGUST 31,
CLASS C SHARES                                -------------------------------------------------
                                              2004       2003       2002 (c)     2001     2000
                                              -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $6.57      $6.38       $ 6.74     $ 6.42    $6.51
                                              -----      -----       ------     ------    -----
  Net Investment Income.....................    .27        .28(a)       .32        .37      .39(a)
  Net Realized and Unrealized Gain/Loss.....    .16        .25         (.33)       .32     (.12)
                                              -----      -----       ------     ------    -----
Total from Investment Operations............    .43        .53         (.01)       .69      .27
Less Distributions from Net Investment
  Income....................................    .29        .34          .35        .37      .36
  Return of Capital Distributions...........    -0-(e)     -0-          -0-        -0-      -0-
                                              -----      -----       ------     ------    -----
NET ASSET VALUE, END OF THE PERIOD..........  $6.71      $6.57       $ 6.38     $ 6.74    $6.42
                                              =====      =====       ======     ======    =====

Total Return (b)............................  6.59%(d)   8.38%       -0.22%     11.28%    4.34%
Net Assets at End of the Period (In
  millions).................................  $28.6      $29.6       $ 23.4     $ 18.9    $12.0
Ratio of Expenses to Average Net Assets.....  1.73%(d)   1.77%        1.78%      1.84%    1.92%
Ratio of Net Investment Income to Average
  Net Assets................................  4.07%(d)   4.22%        4.73%      5.79%    6.03%
Portfolio Turnover..........................    38%        46%          82%       112%      94%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(e) Amount is less than $.01.

 24                                            See Notes to Financial Statements

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide current income with preservation of capital. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C Shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $18,983,081 which will expire between August 31, 2008 and August 31, 2012.

    At August 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $518,040,444
                                                              ============
Gross tax unrealized appreciation...........................  $ 26,577,475
Gross tax unrealized depreciation...........................    (3,073,968)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 23,503,507
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2004 and 2003 was as follows:

                                                                 2004           2003
Distribution paid from:
  Ordinary Income...........................................  $25,453,701    $24,512,386
  Long-term capital gain....................................           --             --
  Return of Capital.........................................      204,800             --
                                                              -----------    -----------
                                                              $25,658,501    $24,512,386
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences of $22,379 related to the recognition of net realized losses of paydowns of mortgage pool obligations, $2,950 related to investments in other regulated investment companies were reclassified from accumulated net realized loss to accumulated undistributed net investment income. In addition, permanent book and tax differences of $6,200 relating to fee income received on tender offers were reclassified from accumulated undistributed net investment income to accumulated net realized loss. In addition, permanent book and tax differences of $204,800 relating to return of capital distributions, $4,015 relating to nondeductible excise taxes paid have been reclassified from accumulated undistributed net investment income to capital. Additionally, a permanent book and tax difference of $485,478

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

related to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, gains or losses recognized for tax purposes on open futures transactions at August 31, 2004 and the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended August 31, 2004, the Fund's custody fee was reduced by $14,301 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................     .50%
Next $100 million...........................................     .45%
Next $100 million...........................................     .40%
Over $350 million...........................................     .35%

    For the year ended August 31, 2004, the Fund recognized expenses of approximately $20,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2004, the Fund recognized expenses of approximately $34,400 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2004, the Fund recognized expenses of approximately $978,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $72,000 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 2004, capital aggregated $394,552,366, $123,314,283 and
$28,163,268 for Classes A, B and C, respectively. For the year ended August 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   25,621,755    $ 171,882,313
  Class B...................................................    4,692,580       31,438,594
  Class C...................................................    1,492,686       10,011,206
                                                              -----------    -------------
Total Sales.................................................   31,807,021    $ 213,332,113
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    2,402,750    $  16,118,720
  Class B...................................................      721,928        4,835,848
  Class C...................................................      143,536          961,528
                                                              -----------    -------------
Total Dividend Reinvestment.................................    3,268,214    $  21,916,096
                                                              ===========    =============
Repurchases:
  Class A...................................................  (17,650,117)   $(118,163,230)
  Class B...................................................   (7,184,406)     (47,954,023)
  Class C...................................................   (1,866,395)     (12,477,285)
                                                              -----------    -------------
Total Repurchases...........................................  (26,700,918)   $(178,594,538)
                                                              ===========    =============

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

    At August 31, 2003, capital aggregated $324,864,449, $135,041,913 and
$29,678,699 for Classes A, B and C, respectively. For the year ended August 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   33,860,873    $ 223,054,574
  Class B...................................................    8,733,393       57,165,431
  Class C...................................................    2,395,255       15,715,502
                                                              -----------    -------------
Total Sales.................................................   44,989,521    $ 295,935,507
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    2,118,750    $  13,930,487
  Class B...................................................      775,621        5,088,552
  Class C...................................................      153,893        1,009,587
                                                              -----------    -------------
Total Dividend Reinvestment.................................    3,048,264    $  20,028,626
                                                              ===========    =============
Repurchases:
  Class A...................................................  (26,177,791)   $(172,148,255)
  Class B...................................................   (6,476,025)     (42,378,021)
  Class C...................................................   (1,716,574)     (11,241,414)
                                                              -----------    -------------
Total Repurchases...........................................  (34,370,390)   $(225,767,690)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2004 and 2003, 618,613 and 492,903 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2004 and 2003, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended August 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $415,900 and CDSC on redeemed shares of approximately $337,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $211,368,796 and $183,749,966, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

risk of loss associated with a futures contract is in excess of the variation margin reflected on the statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended August 31, 2004, were as follows:

                                                              CONTRACTS
Outstanding at August 31, 2003..............................    1,173
Futures Opened..............................................    5,145
Futures Closed..............................................   (5,473)
                                                               ------
Outstanding at August 31, 2004..............................      845
                                                               ======

    The futures contracts outstanding as of August 31, 2004, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                                UNREALIZED
                                                          CONTRACTS            DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures, December 2004 (Current
  Notional Value of $111,313 per contract)..............      48               $   (28,512)
U.S. Treasury Bond Futures, September 2004 (Current
  Notional Value of $112,531 per contract)..............      83                  (656,186)
U.S. Treasury Notes 10-Year Futures, December 2004
  (Current Notional Value of $112,313 per contract).....     414                  (525,211)
U.S. Treasury Notes 10-Year Futures, September 2004
  (Current Notional Value of $113,469 per contract).....      18                   (89,768)
U.S. Treasury Notes 5-Year Futures, December 2004
  (Current Notional Value of $110,672 per contract).....     276                  (277,705)
U.S. Treasury Notes 5-Year Futures, September 2004
  (Current Notional Value of $111,516 per contract).....       6                   (23,260)
                                                             ---               -----------
                                                             845               $(1,600,642)
                                                             ===               ===========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,176,046 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

VAN KAMPEN CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS -- AUGUST 31, 2004 continued

    Included in the fees for the year ended August 31, 2004, are payments retained by Van Kampen of approximately $1,090,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $199,200.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CORPORATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Corporate Bond Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Corporate Bond Fund (the "Fund"), including the portfolio of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Corporate Bond Fund at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

                                                               Chicago, Illinois
                                                                 October 7, 2004

VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN CORPORATE BOND FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturer's
                                                       Association.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1991  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.


VAN KAMPEN CORPORATE BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (63)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., GATX Corporation,
                                                       to February 2001, Vice                  and Trustee of The
                                                       Chairman and Director of                Scripps Research
                                                       Anixter International,                  Institute and the
                                                       Inc., a global                          University of Chicago
                                                       distributor of wire,                    Hospitals and Health
                                                       cable and communications                Systems. Prior to January
                                                       connectivity products,                  2004, Director of
                                                       and IMC Global Inc., an                 TeleTech Holdings Inc.
                                                       international company                   and Arris Group, Inc.
                                                       that mines, manufactures                Prior to May 2002,
                                                       and sells essential crop                Director of Peregrine
                                                       nutrients and feed                      Systems Inc. Prior to
                                                       ingredients to farmers.                 July 2000, Director of
                                                       Prior to July 2000,                     Allied Riser
                                                       Managing Partner of                     Communications Corp.,
                                                       Equity Group Corporate                  Matria Healthcare Inc.,
                                                       Investment (EGI), a                     Transmedia Networks,
                                                       company that makes                      Inc., CNA Surety, Corp.
                                                       private investments in                  and Grupo Azcarero Mexico
                                                       other companies.                        (GAM).


VAN KAMPEN CORPORATE BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 1995  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN CORPORATE BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Previously Chief               83       Trustee/Director/Managing
(62)                                       since 1999  Communications Officer of               General Partner of funds
815 Cumberstone Road                                   the National Academy of                 in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN CORPORATE BOND FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN CORPORATE BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN CORPORATE BOND FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy Doberman (42)             Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc from January 1997 to July 2000.

James M. Dykas (38)           Chief Financial Officer  Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza              and Treasurer            since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181                                         Treasurer of funds in the Fund Complex. Prior to August
                                                                   2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Adviser and Van Kampen
                                                                   Advisors Inc. since December 2002.

VAN KAMPEN CORPORATE BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS


Ronald E. Robison (65)        Executive Vice           Officer     Principal Executive Officer--office of the Funds (since
1221 Avenue of the Americas   President and            since 2003  November 2003). Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.
                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 17,117,217
                                                 CORP ANR
                                                 10/04 RN04-02350P-Y08/04

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C have been amended.

(d) The Fund has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)      Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit 11A.
         (2)      Not applicable.
         (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

           2004
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $29,000               N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES......            $0                    $159,500(2)
                        TAX FEES...................         $2,000(3)             $42,141(4)
                        ALL OTHER FEES...........           $0                    $222,168(5)
              TOTAL NON-AUDIT FEES..........                $2,000                $423,809

              TOTAL..............................           $31,000               $423,809


           2003
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES........................            $23,630               N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES.....             $0                    $88,000(2)
                        TAX FEES..................          $1,370(3)             $70,314(4)
                        ALL OTHER FEES...........           $0                    $331,980(6)
              TOTAL NON-AUDIT FEES.........                 $1,370                $490,294

              TOTAL..............................           $25,000               $490,294

              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

              (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

              (4) Tax Fees represent tax advice services provided to Covered
                  Entities, including research and identification of PFIC entities.

              (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

              (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                           AS ADOPTED JULY 23, 2003(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

------------------------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.
(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
   -     Statutory audits or financial audits for the Fund
   - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
   - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
    - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)
    -    Due diligence services pertaining to potential fund mergers
    - Issuance of SAS-70 reports on internal controls of Morgan Stanley Trust Co. and MSIM Trade Operations
    - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
    - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
    - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act
    - Audit of record keeping services performed by Morgan Stanley Trust Fund related to the New Jersey State Retirement Plan


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit

Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

    -    U.S. federal, state and local tax planning and advice
    -    U.S. federal, state and local tax compliance
    -    International tax planning and advice
    -    International tax compliance
    - Review of federal, state, local and international income, franchise, and other tax returns
    -    Identification of Passive Foreign Investment Companies
    - Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares.
    -    Domestic and foreign tax planning, compliance, and advice
    - Asistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
    - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
    - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
    - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

         The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
    - Bookkeeping or other services related to the accounting records or financial statements of the audit client
    -    Financial information systems design and implementation
    - Appraisal or valuation services, fairness opinions or Contribution-in-kind reports
    -    Actuarial services
    -    Internal audit outsourcing services
    -    Management functions
    -    Human resources
    -    Broker-dealer, investment adviser or investment banking services

    -    Legal services
    -    Expert services unrelated to the audit


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).


8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
    -    Van Kampen Investments, Inc.
    -    Van Kampen Investment Advisory Corporation
    -    Van Kampen Asset Management Inc.
    -    Van Kampen Advisors Inc.
    -    Van Kampen Funds Inc.
    -    Van Kampen Trust Company
    -    Van Kampen Investor Services Inc.
    -    Van Kampen Management Inc.
    -    Morgan Stanley Investment Management Inc.
    -    Morgan Stanley Investments LP
    -    Morgan Stanley Trust Company

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)      Not applicable.

(g)      See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Corporate Bond Fund

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
    -----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2004

By:  /s/ James M. Dykas
    --------------------
Name: James M. Dykas
Title: Principal Financial Officer
Date: October 20, 2004